TAX-FREE TRUST OF OREGON

                       Supplement to the Prospectuses and
                       Statement of Additional Information
                             Dated January 31, 2003

     Effective January 1, 2004 Aquila Management Corporation, the Trust's Manager, transferred all of its business, operations and arrangements as to personnel to a wholly-owned subsidiary, Aquila Investment Management LLC, which will continue the management of the Trust. The transfer was made for reasons of corporate and tax planning and will have no effect on the management of the Trust or the fees being paid. These changes will not affect sub-advisory arrangements. All references to the Manager in the Prospectuses or Statement of Additional Information refer to Aquila Investment Management LLC.

     The sections of the Prospectus describing the management are changed to read as follows:

"How is the Trust managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, U.S. Bancorp Asset Management, Inc., under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.

         The Sub-Adviser provides the Trust with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, providing for pricing of the Trust's portfolio daily.

     During the fiscal year ended September 30, 2002, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.

Information about the Manager and the Sub-Adviser

     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of December 31, 2002, these funds had aggregate assets of approximately $3.67 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.

     The Sub-Adviser, U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association, which is a wholly-owned subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55402-4302. USB is a diversified financial services company that provides banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses and institutions, is headquartered in Minneapolis, Minnesota, and primarily serves the Midwest and West. USB operates in 24 contiguous states from Kentucky to Washington. USB also has various other subsidiaries engaged in financial services. At September 30, 2002, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $174.0 billion, consolidated deposits of $107.4 billion and shareholder equity of $17.5 billion.

     Mr. Michael Hamilton, with the position of Director and Senior Portfolio Manager, is the officer of the Sub-Adviser who manages the Trust's portfolio. He has been employed by the parent company of the Sub-Adviser and its predecessors since 1989. He has been associated with the Trust since 1994, assisting in administration and credit analysis. Mr. Hamilton has managed municipal bond common trust funds, individual municipal bond portfolios, taxable portfolios and money-market funds. He holds a B.A. from College of Idaho and an M.B.A. from Western Washington University.

                 The date of this supplement is January 2, 2004